Exhibit 99.1

FIRST CHOICE HEALTHCARE ISSUES CORPORATE UPDATE

CEO Chris Romandetti Comments on Strategic Developments Shaping Positive 2015 Outlook

MELBOURNE, FL – (MarketWired) – March 6, 2015 – First Choice Healthcare Solutions, Inc. (OTCQB:FCHS) (“FCHS” or “First Choice”), a diversified holding company focused on delivering clinically superior, patient-centric, multi-specialty care through state-of-the-art medical centers of excellence, today issued a formal corporate update providing insight into the Company’s corporate and operational performance in 2014 and on strategic developments helping to shape a positive outlook for 2015. Chairman, President and CEO Christian Romandetti stated:

“On or before the end of March 2015, First Choice will report its 2014 year-end results, at which time we expect to announce that our annual revenues grew to approximately $8.1 million. Although this represents a notable year-over-year increase, it is in my nature to call a spade a ‘spade.’ The fact is our 2014 revenue performance fell short of what we had hoped due to a number of challenges that we encountered during the year. Namely, our planned public offering and uplisting to the New York Stock Exchange last summer was compromised when market conditions turned against us. As a consequence, investments made in association with our preparing for the offering and uplisting caused our corporate expenses to swell; the anticipated infusion of growth capital not to be realized; targeted acquisitions and key expansion initiatives to be stalled; and our market capitalization to fall precipitously. All in all, 2014 was indeed disappointing.

“However, the year did have many shining moments and was a period of critical evolution for our Company – a year during which we proudly affirmed that our business plan is sound and represents a proven model for materially and proactively impacting the business of healthcare by empowering ‘Doctors to be Doctors’ committed to the deliver of optimal patient care and attention.

“Our talented team of staff physicians has continued to report high levels of satisfaction with their quality of life and freedom to focus strictly on the practice of medicine, while our thousands of patients have likewise given us extraordinarly high marks for care delivery and positive outcomes. Moreover, we are also winning respect and regard from payors and hospitals with which we interface regularly for our capable and highly organized administration of patient care.

“On the corporate side of our business, by undertaking the transition of our medical billing to the Athena Health cloud-based enterprise platform, we have succeeded in reducing our annual billing costs by nearly 40% and have gained real-time visibility into day-to-day management of our current billing and collection processes. Moreover, as we continue to scale our Company, the cost and performance advantages made possible by the Athena platform should result in our materially enhancing the overall profitability and productivity of our growing medical practice operations.

“In addition, despite the fact we did not complete our planned offering in 2014, our preparation activities resulted in our meeting many of Wall Street’s most prominent investment banking firms, research analysts and institutional investors, not to mention leaders at the exchanges – many of whom have become strong believers in our business model and supporters of our Company’s compelling growth strategies. We fully expect to leverage these important new relationships as we move forward in 2015 and likely well into the future.

“In support of exciting growth imperatives that we are currently pursuing, we recently announced that we have succeeded in renegotiating the repayment terms of the financing agreement we entered with Hillair Capital Investments, L.P. in late 2013. We believe that the amended terms are now better aligned with our 2015 growth strategies.

“Presuming we achieve our established corporate and operational goals, it is our highest hope that the market will reward our positive performance; which will, in turn, help to position us to pursue the uplisting to the New York Stock Exchange or Nasdaq later this year. You can bet that we intend to continue working diligently with the aim of making this happen as soon as we are reasonably able.

“I’m also pleased to report that we recently welcomed Donald Bittar back as our Interim Chief Financial Officer, who has returned to First Choice on a full-time basis following the mutually agreed upon release of Gary Pickett, who has left us to pursue other career opportunities. We would like to wish Gary continued success in all his future endeavors and thank him for the great work he did for us during his brief tenure with our Company. In anticipation of successfully executing our near-term expansion strategies, we intend to begin actively searching for a new CFO with the depth of financial skill and experience necessary to help us manage a rapidly growing, publicly traded healthcare services enterprise.

“As the national healthcare landscape continues to shape how care is delivered and outcomes quantified and compensated, we believe that First Choice’s unique business model will prove to be one that warrants study and duplication by others in our industry. We realize that we have an opportunity – no, a responsibility – to prevail in our efforts to establish our Company as a leader in today’s new healthcare economy and look forward to making good on our great promise.

“I am deeply proud of the First Choice team for bringing us to this pivotal point in our history, and I am grateful to our shareholders and business partners for their continued support. Together, we can make 2015 incredibly rewarding and help to ensure that we don’t just build a successful company, but an organization that makes a positive difference in the lives of our employees, our patients, our business partners and our valued shareholders,” concluded Romandetti.

For more details relating to the departure of Pickett as Chief Financial Officer of the Company, please refer to the Form 8-K to be filed later today with the U.S. Securities and Exchange Commission. For details relating to the renegotiation of repayment terms with Hillair Capital Investments, please refer to the Form 8-K filed with the SEC on February 2, 2015. Both Form 8-Ks can be found at www.sec.gov.

About First Choice Healthcare Solutions, Inc.

Headquartered in Melbourne, Florida, First Choice Healthcare Solutions (FCHS) is actively engaged in developing a network of multi-specialty medical centers of excellence throughout the southeastern U.S., which are distinguished as premier destinations for clinically superior, patient-centric care. Through its wholly owned subsidiary FCID Medical, Inc., the Company currently operates one Medical Center of Excellence, First Choice Medical Group of Brevard, which specializes in the delivery of musculoskeletal medicine and rehabilitative care. FCHS’ commercial real estate interests, which house its medical centers of excellence, are managed by its wholly owned subsidiary, FCID Holdings, Inc. For more information, please visit www.myfchs.com or www.myfcmg.com.

Safe Harbor Statement

Certain information set forth in this news announcement may contain forward-looking statements that involve substantial known and unknown risks and uncertainties. These forward-looking statements are subject to numerous risks and uncertainties, certain of which are beyond the control of First Choice Healthcare Solutions, Inc. Such forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management beliefs and certain assumptions made by its management. Readers are cautioned that the assumptions used in the preparation of such information, although considered reasonable at the time of preparation, may prove to be imprecise and, as such, undue reliance should not be placed on forward-looking statements. Information concerning factors that could cause the Company's actual results to differ materially from those contained in these forward-looking statements can be found in the Company's periodic reports on Form 10-K and Form 10-Q, and in its Current Reports on Form 8-K, filed with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise to reflect future events or circumstances or reflect the occurrence of unanticipated events.

For additional information, please contact:

First Choice Healthcare Solutions, Inc.

Julie Hardesty | 800-941-0090, Extension 288

Page 2 of 2